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Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO
CREDIT AGREEMENT
AND CONSENT OF GUARANTORS

        This FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this "Amendment") is dated as of July 12, 2002, and entered into by and among FLEETWOOD ENTERPRISES, INC. ("Fleetwood"), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FMC"), FLEETWOOD RETAIL, CORP. and its Subsidiaries listed on the signature pages hereof (collectively, "FRC"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the "Agent") for the Lenders.

Recitals

        Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001 and that certain Third Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 7, 2001 (the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

        Whereas, the Borrowers have requested amendments to the Credit Agreement to modify certain covenants; and

        Whereas, the Lenders and the Agent are willing to agree to the amendments requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

        Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

        1.    AMENDMENTS TO CREDIT AGREEMENT.    Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

          1.1        Amendments to Annex A to Credit Agreement (Definitions).    The definitions of "Adjusted Net Earnings from Operations", "Borrowing Base" and "Maximum PP&E Loan Amount" in Annex A of the Credit Agreement are amended to read as follows:

            "Adjusted Net Earnings from Operations" means, with respect to any fiscal period the net income of Fleetwood and its consolidated Subsidiaries after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by Fleetwood or any of its Subsidiaries in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which any Person other than Fleetwood or any of its Subsidiaries has an ownership interest unless (and only to the extent) such earnings shall actually have been received by Fleetwood or any of its Subsidiaries in the form of cash distributions; (e) earnings of any Person to which assets of Fleetwood or any of its Subsidiaries shall have been sold, transferred or disposed of, or into which any Subsidiary shall have been merged, or which has been a party with Fleetwood or any of its Subsidiaries to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of Fleetwood or any of its Subsidiaries or from cancellation or forgiveness of Debt; (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction; (h) interest income; (i) other income not earned from operations; (j) any write-down or write-off of goodwill under FAS 142; (k) any non-cash adjustment required as a result of a change in GAAP that occurs after the Closing Date; (l) write-downs of Fixed Assets or goodwill as a result of an impairment in the value of such Fixed Assets or goodwill that requires a write-down in accordance with GAAP; and (m) expenses arising as a result of fees paid to the Agent or the Lenders pursuant to Section 2.7 of the Agreement or Section 3.3 of the Fourth Amendment.

            "Borrowing Base" means, with respect to FMC or FRC, as applicable, an amount equal to (a) the sum of (i) eighty-five percent (85%) of the Net Amount of its Eligible Accounts, plus (ii) the lesser of (A) the sum of (1) the lesser of (x) fifty percent (50%) of its Eligible Inventory, valued at the lower of cost on a first-in, first-out basis or market, (other than motor home chassis and lumber located at warehouses) and (y) eighty-five percent (85%) of the appraised orderly liquidation value of its Inventory (other than motor home chassis and lumber located at warehouses), plus (2) eighty-five percent (85%) of the appraised orderly liquidation value of its Inventory consisting of motor home chassis, plus (3) eighty-five percent (85%) of the appraised orderly liquidation value of its Inventory consisting of lumber located at warehouses; and (B) the Maximum Inventory Loan Amount, minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment. Notwithstanding anything to the contrary in the Loan Documents, (i) the amount advanced against the Accounts and Inventory of Fleetwood Folding Trailer shall not exceed $8,000,000 and (ii) the amount advanced against the aggregate manufactured housing Inventory of FMC shall not exceed $10,000,000.

            "Maximum PP&E Loan Amount" means $0.

            "Maximum Revolver Amount" means $190,000,000.

          1.2    Additions to Annex A to Credit Agreement (Definitions).    The following definitions of "Fourth Amendment" and "Fourth Amendment Effective Date" are added in Annex A of the Credit Agreement in appropriate alphabetical order:

            "Fourth Amendment" means that certain Fourth Amendment to Credit Agreement and Consent of Guarantors, dated as of July 12, 2002, and entered into by and among Fleetwood, Holdings and its Subsidiaries listed on the signature pages thereof Retail and its Subsidiaries listed on the signature pages thereof, the banks and other financial institutions signatory thereto that are parties as Lenders to this Agreement and Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

            "Fourth Amendment Effective Date" means the later of (x) July 12, 2002 and (y) the date upon which the each of the conditions set forth in Section 3 of the Fourth Amendment has been satisfied and the Fourth Amendment has become effective.

          1.3    Amendment to Definition of Applicable Margin.    The definition of Applicable Margin will be amended as follows:

            (a)  The Grid labeled "Low to High" contained therein shall be replaced in its entirety with the following Grid:

              Low to High

	Applicable Margins
	Level I	Level II	Level III	Level IV
Base Rate Revolving Loans	0.00%	0.50%	1.00%	1.50%
LIBOR Revolving Loans	2.25%	2.75%	3.25%	3.75%
Unused Line Fees	0.25%	0.50%	0.50%	0.625%
Letter of Credit Fees	2.25%	2.75%	3.25%	3.75%

            (b)  The following sentence is added at the end thereof:

      "Notwithstanding anything to the contrary in this definition, Level I and Level II pricing will not be available (x) from and after the last Sunday in April 2002 and prior to the adjustment that relates to the delivery of the unaudited Financial Statements for the fiscal quarter ending on the last Sunday in January 2003 and (y) for any adjustment that relates to the delivery of the Financial Statements for a Fiscal Quarter set forth in the table below unless the Fixed Charge Coverage Ratio for the four consecutive Fiscal Quarters ended on the last day of such Fiscal Quarter is equal to or greater than the amount set forth in such table for such Fiscal Quarter:

Period Ending	Fixed Charge Coverage Ratio
On the last Sunday in January 2003	1.15:1
On the last Sunday in April 2003 and each Fiscal Quarter thereafter	1.25:1

          1.4    New Section 2.7.    The following new Section 2.7 shall be added at the end of Article 2:

          "2.7 Additional Fee.If the Fixed Charge Coverage Ratio for the four consecutive Fiscal Quarters ended on the last Sunday in January 2003 is less than 1.15:1, then on the first Business Day after the financial statements are required to be delivered with respect to the Fiscal Quarter ended on the last Sunday in January 2003, the Borrowers, jointly and severally, agree to pay to the Agent, for the account of the Revolving Credit Lenders, in accordance with their respective Pro Rata Shares, an additional commitment fee (the "Additional Commitment Fee") equal to one percent (1%) times the Maximum Revolver Amount on the Fourth Amendment Effective Date.

          1.5    Amendment to Section 3.11.    The following sentence shall be added at the end of Section 3.11:

    "Upon the release of an FRC Borrower pursuant to the provisions of this Section 3.11, at the request of such FRC Borrower, all Liens granted by such FRC Borrower pursuant to the Loan Documents shall also be released provided that Borrowers have provided Agent with release documents in form and substance reasonably satisfactory to Agent."

          1.6    Amendments to Section 5.2.    The following proviso shall be added at the end of the first sentence in each of clauses (a), (b) and (c) thereof:

    "; provided that Fleetwood shall not be required to provide consolidating cash flow statements."

          1.7    Amendment to Section 7.10(c).    Section 7.10(c) shall be amended by deleting the "and" at the end of clause (ix) thereof, and deleting clause (ix) and replacing it with the following:

    "; (ix) Fleetwood may make additional capital contributions, loans or advances to the Excluded Subsidiaries in excess of those permitted under clause (viii) hereof in an aggregate amount not to exceed (A) $6,000,000 plus (B)(I) the lesser of (x) $10,000,000 and (II) the net amount of New Capital Proceeds received by Fleetwood after the Fourth Amendment Effective Date minus (C) the amount of any Restricted Investments made pursuant to clause (x)(B) hereof; provided (x) that no Default or Event of Default has occurred and is continuing on the date of the making of such capital contribution, loan or advance, both before and after giving effect to such capital contribution, loan or advance and (y) the amount of the average of the Liquidity for each of the most recent three calendar months minus the amount of such capital contribution, loan or advance is at least $80,000,000; and (x) Fleetwood and any Subsidiary (other than a Borrower) may make additional capital contributions, loans or advances to Finance Co. or any Financing Joint Venture in an aggregate amount not to exceed (A) $10,000,000 plus (B)(I) the lesser of (x) $10,000,000 and (II) the net amount of New Capital Proceeds received by Fleetwood after the Fourth Amendment Effective Date minus (C) the amount of any Restricted Investments made pursuant to clause (ix)(B) hereof; provided (x) that no Default or Event of Default has occurred and is continuing on the date of the making of such capital contribution, loan or advance, both before and after giving effect to such capital contribution, loan or advance and (y) the amount of the average of the Liquidity for each of the most recent three calendar months minus the amount of such capital contribution, loan or advance is at least $80,000,000; and (z) the proceeds of any Restricted Investments under this clause (x) are used by Finance Co. or any Financing Joint Venture primarily for the purpose of providing financing to retail customers who are purchasing Fleetwood products from Fleetwood and its Subsidiaries or from independent dealers who are currently purchasing new Fleetwood products from Fleetwood and its Subsidiaries."

          1.8    Amendment to Section 7.23.    Section 7.23 is deleted in it entirety and replaced with the following:

          "7.23    Liquidity.    On a consolidated basis, Fleetwood shall maintain at all times Liquidity for the most recent calendar month of $80,000,000 or more.

          1.9    Amendment to Section 7.24.    Section 7.24 is deleted in it entirety and replaced with the following:

          "7.24    Minimum EBITDA.    Fleetwood will maintain a EBITDA (i) for the one-quarter period ended on the last Sunday in July 2002, $3,263,000; (ii) for the two-quarter period ended on the last Sunday in October 2002, $15,477,000; (iii) for the three-quarter period ended on the last Sunday in January 2003, $19,716,000; and (iv) for each period of four consecutive Fiscal Quarters ended on the last day of each Fiscal Quarter set forth below of not less than the amount set forth below opposite each such fiscal quarter:

Period Ending	EBITDA
On the last Sunday in April 2003	$35,584,000
On the last Sunday in July 2003	$48,467,000
On the last Sunday in October 2003	$55,706,000
On the last Sunday in January 2004	$61,380,000
On the last Sunday in April 2004	$65,764,000

        2.    REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.    In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each

Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

          2.1    Power and Authority.    Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

          2.2    Corporate Action.    The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

          2.3    No Conflict or Violation or Required Consent or Approval.    The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

          2.4    Execution, Delivery and Enforceability.    This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agent's Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

          2.5    No Default or Event of Default.    No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

          2.6    No Material Adverse Effect.    No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

          2.7    Representations and Warranties.    Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

        3.    CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.    This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and Majority Lenders and only if and when each of the following conditions is satisfied:

          3.1    Consent of Guarantors.    Each of the Guarantors shall have executed and delivered to the Agent the Consent.

          3.2    No Default or Event of Default; Accuracy of Representations and Warranties.    No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

          3.3    Fees.    The Borrower shall have paid to the Agent for the pro rata account of all Lenders an amendment fee equal to one-half of one percent (0.50%) times the Maximum Revolver Amount.

          3.4    Repayment of Term Loans.    The Borrower shall have paid the outstanding principal amount of and shall have paid all accrued and unpaid interest on all Term Loans.

          3.5    Other Documents.    The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

        4.    EFFECTIVE DATE.    This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 3, and upon becoming effective shall be retroactively effective as of the last Sunday in April 2002, and each of the Lenders signatory hereto hereby waives any Default or Event of Default that may have arisen prior to the date of the Amendment, but that would not be a Default or Event of Default after giving effect to this Amendment.

        5.    EFFECT OF AMENDMENT; RATIFICATION.    This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

        6.    APPLICABLE LAW.    THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        7.    COMPLETE AGREEMENT.    This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

        8.    CAPTIONS; COUNTERPARTS.    The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

Execution Version

        IN WITNESS WHEREOF, each of the undersigned has duly executed this Fourth Amendment to Credit Agreement and Security Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.
FLEETWOOD HOMES OF ARIZONA, INC.
FLEETWOOD HOMES OF CALIFORNIA, INC.
FLEETWOOD HOMES OF FLORIDA, INC.
FLEETWOOD HOMES OF GEORGIA, INC.
FLEETWOOD HOMES OF IDAHO, INC.
FLEETWOOD HOMES OF INDIANA, INC.
FLEETWOOD HOMES OF KENTUCKY, INC.
FLEETWOOD HOMES OF NORTH CAROLINA, INC.
FLEETWOOD HOMES OF OREGON, INC.
FLEETWOOD HOMES OF PENNSYLVANIA, INC.
FLEETWOOD HOMES OF TENNESSEE, INC.
FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner
FLEETWOOD HOMES OF VIRGINIA, INC.
FLEETWOOD HOMES OF WASHINGTON, INC.
FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.
FLEETWOOD MOTOR HOMES OF INDIANA, INC.
FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.
FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.
FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.
FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.
FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.
FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.
FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.
FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.
FLEETWOOD FOLDING TRAILERS, INC.
GOLD SHIELD, INC.
GOLD SHIELD OF INDIANA, INC.
HAUSER LAKE LUMBER OPERATION, INC.
CONTINENTAL LUMBER PRODUCTS, INC.
FLEETWOOD GENERAL PARTNER OF TEXAS, INC.
FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ BOYD R. PLOWMAN
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.
FLEETWOOD RETAIL CORP. OF CALIFORNIA
FLEETWOOD RETAIL CORP. OF IDAHO
FLEETWOOD RETAIL CORP. OF KENTUCKY
FLEETWOOD RETAIL CORP. OF MISSISSIPPI
FLEETWOOD RETAIL CORP. OF NORTH CAROLINA
FLEETWOOD RETAIL CORP. OF OREGON
FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Senior Vice President and Chief Financial Officer
GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor
	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as the Agent and a Lender
By:	/s/ KEVIN R. KELLY
Name:	Kevin R. Kelly
Title:	Senior Vice President

CITICORP USA, INC., as a Lender
By:	/s/ JAMES J. MCCARTHY
Name:	James J. McCarthy
Title:	Director
THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender
By:	/s/ DALE GEORGE
Name:	Dale George
Title:	Vice President
FOOTHILL CAPITAL CORPORATION, as a Lender
By:	/s/ JUAN BARRERA
Name:	Juan Barrera
Title:	Assistant Vice President

Execution Version

CONSENT OF GUARANTORS

        Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 12th day of July, 2002.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.
FLEETWOOD HOMES OF ARIZONA, INC.
FLEETWOOD HOMES OF CALIFORNIA, INC.
FLEETWOOD HOMES OF FLORIDA, INC.
FLEETWOOD HOMES OF GEORGIA, INC.
FLEETWOOD HOMES OF IDAHO, INC.
FLEETWOOD HOMES OF INDIANA, INC.
FLEETWOOD HOMES OF KENTUCKY, INC.
FLEETWOOD HOMES OF NORTH CAROLINA, INC.
FLEETWOOD HOMES OF OREGON, INC.
FLEETWOOD HOMES OF PENNSYLVANIA, INC.
FLEETWOOD HOMES OF TENNESSEE, INC.
FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner
 FLEETWOOD HOMES OF VIRGINIA, INC.
FLEETWOOD HOMES OF WASHINGTON, INC.
FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.
FLEETWOOD MOTOR HOMES OF INDIANA, INC.
FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.
FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.
FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.
FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.
FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.
FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.
FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.
FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.
FLEETWOOD FOLDING TRAILERS, INC.
GOLD SHIELD, INC.
GOLD SHIELD OF INDIANA, INC.
HAUSER LAKE LUMBER OPERATION, INC.
CONTINENTAL LUMBER PRODUCTS, INC.
FLEETWOOD GENERAL PARTNER OF TEXAS, INC.
FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ BOYD R. PLOWMAN
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer

S-1

FRC BORROWERS	FLEETWOOD RETAIL CORP.
FLEETWOOD RETAIL CORP. OF CALIFORNIA
FLEETWOOD RETAIL CORP. OF IDAHO
FLEETWOOD RETAIL CORP. OF KENTUCKY
FLEETWOOD RETAIL CORP. OF MISSISSIPPI
FLEETWOOD RETAIL CORP. OF NORTH CAROLINA
FLEETWOOD RETAIL CORP. OF OREGON
FLEETWOOD RETAIL CORP. OF VIRGINIA

By:	/s/ BOYD R. PLOWMAN
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer
OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC. FLEETWOOD CANADA LTD. BUCKINGHAM DEVELOPMENT CO. FLEETWOOD INTERNATIONAL INC.

By:	/s/ BOYD R. PLOWMAN
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer

S-2

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  Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS
CONSENT OF GUARANTORS